Bellerophon Therapeutics Company Presentation I January 2019 January 2019 |

Forward Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make due to a number of important factors, including risks and uncertainties relating to: the timing and outcomes of our ongoing and expected clinical trials for our product candidates; our ability to successfully develop, commercialize and market any of our product candidates; our ability to obtain, maintain and enforce intellectual property rights; competition; our reliance on third parties; our ability to obtain necessary financing; and those risk factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10-K and other periodic filings we make with the SEC. All forward-looking statements contained in this presentation reflect our current views with respect to future events. We assume no obligation, except as required by applicable law, to update any forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. January 2019 | 2

Bellerophon Therapeutics (BLPH)

Company Profile

Clinical-Stage Biotherapeutics Company	Company spun-off from Ikaria Focused on developing inhaled nitric oxide (iNO) based therapies for outpatient management of chronic pulmonary diseases Portable, lightweight delivery system allows for chronic home use
Novel Therapy Addressing Unmet Medical Needs	PH-ILD Phase 2b study ongoing with positive results for first cohort reported PH-COPD Phase 2b study design finalized with FDA PH-Sarc Phase 2 study to be initiated in 1Q2019 Simplified regulatory approval pathway via existing nitric oxide NDA
Financial Summary	IPO on Nasdaq in February 2015 Cash & Equivalents: $20.6M[1,2], No Debt[1] Shares Outstanding = 58.7 million[1]; Fully Diluted = 97.7 million[1]

Notes: (1) Amounts as of September 30, 2018 per Quarterly Report on Form 10-Q filed November 7, 2018 (2) Includes cash, cash equivalents and marketable securities

Bellerophon THERAPEUTICS

January 2019 | 3

Highly Experienced Leadership Team Jonathan Peacock 10 years experience as CFO at Amgen Chairman and Novartis Pharma Fabian Tenenbaum 15 years of executive-level experience in Chief Executive Officer finance, BD and operations 20 years experience in clinical research Hunter Gillies, M.D. specializing in cardiometabolic and Acting Chief Medical Officer pulmonary vascular diseases Peter Fernandes 25 years experience in global regulatory Chief Regulatory & Safety Officer affairs specializing in respiratory products Assaf Korner 15 years of financial experience in medical Chief Financial Officer device and consumer product companies Parag Shah, PhD 12 years experience in pharmaceutical VP, Business Operations product development Amy Edmonds 20 years experience global clinical VP, Clinical Operations & Administration operations and training Martin Dekker 17 years experience in new product VP, Device Engineering & Manufacturing development and launch January 2019 | 4

Development Pipeline Development Stage Indication Market Key Milestones 2018 2019 2020 Phase 2a Trial completed 220,000 with ILD in US Results presented in May 2017 35-40% with associated PH Phase 2b Trial: iNO-PF PH-ILD iNO-PF Ph 2b C1 C2 C3 Cohort 1 positive results presented (WHO Group 3) Unmet medical need in Jan 2019 $2B+ potential market Cohort 2 & 3 ongoing with TLR in 2019 Phase 2a Trial completed 1.2 million PH-COPD in US Trial completed in Sept 2017 PH-COPD Unmet medical need (WHO Group 3) PH-COPD Ph 2b Phase 2b Trial: iNO-COPD Multi billion dollar potential market Trial design finalized Timing TBD 200,000 with sarcoidosis in US PH-Sarc Up to 30% with associated PH Phase 2 Trial PH-Sarc Ph 2 (WHO Group 5) Unmet medical need To be initiated in 1Q2019 $1B+ potential market January 2019 | 5

INOpulse Delivery System Overview Portable Delivery System Allows Chronic iNO Therapy Portable pulsatile iNO delivery system for chronic administration Novel drug-device combination therapy with dual mechanisms of action Targeted pulmonary vasodilation Ventilation/Perfusion (V/Q) matching NO Nitric Oxide is a well Hospital based continuous flow iNO established vasodilator delivery system for acute administration approved for acute treatment of persistent pulmonary Ikaria commercial platform sold to hypertension in hospitals Mallinckrodt for $2.3B Approved for use in persistent pulmonary hypertension in neonates January 2019 | 6

INOpulse Delivery System Lightweight, Portable and User Friendly Cannula Drug & Battery Key & Connector Power Indicators Alarm Swing engagement with drug 01 cartridge Intuitive and simple user 02 interface Oxygen Sources Tri-lumen cannula allows direct 03 connection with oxygen Lightweight portable design 04 allows ease of transport January 2019 | 7

INOpulse Provides a Unique and Differentiating Mechanism of Action Baseline Hypoxic pulmonary vasoconstriction prevents oxygen desaturation Systemic Vasodilators Systemic vasodilators can reverse hypoxic vasoconstriction leading to ventilation/perfusion (V/Q) mismatch and arterial O2 desaturation INOpulse Providing iNO early in the inspiratory phase allows for targeted vasodilation of only the well ventilated alveoli thereby preventing V/Q mismatch and O2 desaturation January 2019 | 8

Interstitial Lung Disease (PH-ILD) A Significant Unmet Medical Need Normal Interstitial Lung Disease (ILD) is a broad category of diffuse lung diseases characterized by variable amounts of inflammation and fibrosis Idiopathic Pulmonary Fibrosis (IPF) is the largest and most serious of the many fibrotic subsets of ILDs IPF Patients with pulmonary fibrosis have thickening and scarring of the air sacs in the lungs, and often require supplemental oxygen to maintain adequate oxygen saturation January 2019 | 9

PH-ILD Significantly Reduces Survival Pulmonary hypertension as predictor of Approximately 40% of IPF patients exhibit symptoms of pulmonary survival in IPF hypertension at rest, including elevated pulmonary pressures Prognosis and survival are significantly worse for patients with pulmonary hypertension PH-IPF associated with a 3-fold increase in risk of death compared to IPF alone No approved therapy for treating PH in these patients INOpulse has the potential to provide targeted vasodilation while avoiding concerns of V/Q mismatch which have prevented current PAH systemic vasodilators to be approved for this unmet medical need Rivera-Lebron, Advances in Pulmonary Hypertension, 2013 January 2019 | 10

Phase 2a Study PH-IPF

Acute Phase Data Showed Immediate Benefit of iNO on Vasodilation and Hemodynamics

- Significant correlation between ventilation and vasodilation, demonstrating selective vasodilation to better ventilated areas of the lung (p=0.009)
- Consistent and clinically meaningful reduction of 14% in systolic pulmonary arterial pressure (sPAP)
- Clinically meaningful improvement oxygen desaturation of 28.5% and SpO2 nadir of 5.5%

Targeted Vasodilation



20
18
16
14
12
10
8
6
4
2
0
-2
-4
-6
-8
-10
-12
-14
-16
-18
-20

Ventilation/Vasodilation Matching



χ²-anova (p=0.009 ; Ω²=0.29)
patient 1
patient 2
patient 3
patient 4
Lobar vasodilation [%total]
0
10
20
30
40
50
60
Lobar ventilation [%total]
10
15
20
25
30

Bellerophon THERAPEUTICS
January 2019 | 11

Phase 2b (iNO-PF) Study Allows Assessment of Multiple Doses and Duration of Treatment Double-blind placebo controlled study will assess 80 subjects with pulmonary fibrosis at low or intermediate/high risk of associated pulmonary hypertension • Endpoints include actigraphy, oxygen saturation, right ventricular function, and others • Multiple Cohorts allows for evaluation of higher doses and longer duration of treatment • Enrollment in Cohort 1 is complete with study positive study results presented in January 2019 • Cohorts 2 and 3 expected to readout later in 2019 iNO-PF Phase 2b Study Design Cohort 1 Blinded Treatment (8wks) Open Label Treatment iNO 30 iNO 30 (1:1) n=40 iNO 30 followed by dose escalation to iNO 45 and then iNO 75 Cohort 2 Open Label Treatment Blinded Treatment (16wks) iNO 45 (2:1) n=20 iNO 45 iNO 45 followed by dose escalation to iNO 75 Cohort 3 Open Label Treatment Blinded Treatment (16wks) iNO 75 (2:1) n=20 iNO 75 iNO 75 January 2019 | 12

Summary of Key Outputs from iNO-PF Phase 2b Trial (Cohort 1)

	iNO	Placebo	
Actigraphy (% change)			
• Moderate Activity (walking, stairs, yardwork, etc.)	+8%	-26%	• Statistically significant reduction in moderate activity for placebo (p=0.04)
• Overall Activity	+0%	-12%	• Statistically significant reduction in overall activity for placebo (p=0.05)
NT-ProBNP (% change)	+15%	+42%	• Peptide marker indicator of cardiac failure • Larger increase in placebo indicative of disease worsening
Oxygen Saturation			
• Oxygen Desaturation	-9%	+11%	• Lower desaturation for iNO=better saturation
• SpO2 Nadir	+0.3%	-1.4%	• Higher nadir for iNO=better saturation

- Results show iNO provides statistically significant improvement in activity as measured by a wearable medical-grade activity monitor (Actigraph GT9X)
- Changes in NT-ProBNP are consistent with activity results, showing greater worsening for placebo subjects
- Unlike other approved PAH systemic vasodilators; INOpulse targeted delivery improves oxygen saturation during exercise

Bellerophon THERAPEUTICS

January 2019 | 13

iNO Demonstrated Consistent and Sustained Benefit in Activity Parameters Moderate Activity Overall Activity Error bars are Standard Error January 2019 | 14

Actigraphy in Clinical Trials • Actigraphy utilizes a wearable medical-grade activity monitor to continuously measure activity • Multiple late stage trials in cardiopulmonary disease are using actigraphy as the primary endpoint • Strong KOL support for activity monitoring to assess patient outcomes Phase Indication Sponsor Primary Endpoint Secondary Endpoints Phase IV PAH Actelion Actigraphy • WHO Functional Class (selexipeg vs placebo) • 6MWD • Borg Dyspnea • NT-ProBNP • PAH-Sympact Questionnaire Phase III COPD Resmed & Inogen Actigraphy • St George Respiratory Questionnaire (portable oxygen concentrator vs • Oxygen Usage standard of care) • Hospital & Depression Scale Phase II Heart Failure with Preserved Actelion NT-ProBNP • Actigraphy Ejection Fraction (HFpEF) • Kansas City Cardiomyopathy (macitentan vs placebo) Questionnaire • Time to Worsening January 2019 | 15

PH-ILD Market Opportunity in the US PH-ILD 220,000 ILD patients in the US IPF represents 44% of ILD patients 88% of PH-IPF patients Estimated prevalence of PH is 35-40% estimated to be on LTOT Prevalence of PH increases with severity of underlying lung disease Patients that are asymptomatic at rest may have PH during exercise • KOL feedback indicates high unmet medical need in PH-ILD • Addressable market estimated to be ~24,000 in the US • Pricing assessment supports a $2B+ market opportunity Target US Population Approximately 60,000 PH-ILD patients on LTOT, half of which have IPF Data Monitor IPF Report 2015 LEK Market Assessment January 2019 | 16

Chronic Obstructive Pulmonary Disease (PH-COPD) A Large Unmet Medical Need Chronic obstructive pulmonary disease (COPD) which includes chronic bronchitis and emphysema is a group of lung diseases characterized by progressive airflow obstruction and chronic airway inflammation COPD is typically associated with smoking or exposure to other pollutants such as dust or chemicals Obstruction of the bronchioles and alveoli reduces the ability to get oxygen and ultimately leads to hypoxemia Hypoxemia and inflammation in COPD are thought to contribute to the development of associated pulmonary hypertension January 2019 | 17

Pulmonary Hypertension Independently Predicts Reduced Survival in Moderate-to-Severe COPD

Pulmonary hypertension as predictor of survival in COPD



5 Year Survival
mPAP < 25 mmHg: 63%
mPAP ≥ 25 mmHg: 37%
Normal pulmonary pressures mPAP < 25 mmHg
Pulmonary hypertension mPAP ≥ 25 mmHg
p = 0.016
Probability of survival (%)
100
80
60
40
20
0
0
2
4
6
8
10
12
Time after evaluation for lung transplantation (years)

Survival years

- COPD patients with Pulmonary Hypertension have poor prognosis and QoL
  - Median life-expectancy is ~4 years with high hospitalization rates and impaired exercise capacity

No approved therapy for treating PH in these patients

- Existing PAH therapies lower pulmonary pressures but negatively influence oxygenation in PH-COPD
- Pulsed iNO can be targeted to the best ventilated alveoli only
  - Dilation of best ventilated alveoli to reduce pulmonary pressure and prevent admixture of less oxygenated blood

[2] Andersen KH et al. Prevalence, Predictors and Survival in Pulmonary Hypertension Related to End-stage Chronic Obstructive Pulmonary Disease. Journal of Heart and Lung Transplantation 2012; 31: 373-380.

Bellerophon THERAPEUTICS
January 2019 | 18

Demonstrated Benefit of Pulsed iNO on Vasodilation and Hemodynamics for COPD Patients Baseline Corrected Change in Hemodynamics (Vonbank et al. 2003) Vonbank et al, 2003 2 50 PVRI (dynes Sustained hemodynamic benefits, at three months, of pulsed 0 0 -2 -50 iNO+O2 -4 -100 1 1 2 - • Reduced mPAP and PVRI and increased cardiac output as 1 compared to O alone without negative impact on hypoxemia -6 -150 cm 2 - 5 mPAP (mm Hg) (mmmPAP -8 -200 m - Acute results replicated with INOpulse in a PH-COPD Phase 2 2 -10 -250 ) study (COPD-201) O2 O2+iNO O2 O2+iNO 1. p-value <0.001; 2. p-value = 0.025 mPAP PVRI Change in Systolic Pulmonary Arterial Pressure (Mean  95% CI) COPD-201 Study 2 0 Statistically significant change from baseline for PASP at iNO -2 * 30 and iNO 75 dose * -4 * * * * * * Improvement in PASP is similar to results from Vonbank study -6 ange in PASP (mm Hg) (mm PASP in ange h C -8 Verified iNO 30 as optimal dose with no further improvement Vonbank Study Study COPD-201 -10 seen at iNO 75 10 15 20 25 30 3 10 15 30 75 iNO Dose (ppm) iNO Dose (mcg/Kg IBW/hr) Change in PASP significantly different from baseline (p < 0.05) * January 2019 | 19

High-Resolution Computed Tomography Imaging Study

Demonstrated iNO targets pulmonary vessels in PH-COPD patients

Targeted Vasodilation


Regional change in blood vessel volume
Improvement
Worsening

Ventilation-Vasodilation Matching


χ²-ANOVA (P=0.002; Ω²=0.32)
Vasodilation (% total)
Ventilation (% total)
60
50
40
30
20
10
0
−10
0
10
20
30
40
50

- Acute Treatment with iNO 30 mcg/kg IBW/hr for at least 20 minutes (n=6)
- No significant drop in blood oxygenation (SpO_2)
- All six patients showed increases in the blood volume in the vessel, a surrogate for vasodilation
- Patients reported significant improvement in symptoms for up to 24 hours

Haijan et al., Int J of COPD, 2016

Bellerophon THERAPEUTICS
January 2019 | 20

COPD-007 Phase 2a Study

Showed Benefit of Chronic iNO Treatment on Exercise Capability and Hemodynamics

Subjects who completed 4 week chronic phase on iNO 30 showed:

- Statistically significant increase in 6MWD at 2 weeks and 4 weeks (+50.7m)
- Statistically and clinically significant decrease in sPAP at 4 weeks (-12.0 mmHg; 19.9% reduction)
- sPAP increased to near baseline upon stopping treatment with iNO

Acute phase results showed a statistically significant increase of 4.2% in blood vessel volume compared to baseline and significant correlation between ventilation and vasodilation supporting targeted delivery to well ventilated alveoli

Change in 6MWD



75.0
50.0
25.0
0.0
Meters
p<0.05*
p<0.05*
0
2
4
Weeks

sPAP



75.0
50.0
25.0
mm Hg
p<0.05*
Baseline
Week 4 (on iNO)
Week 4 (off iNO)

*Statistically significant compared to baseline

Bellerophon THERAPEUTICS
January 2019 | 21

Next Steps in PH-COPD Phase 2b study design reviewed and finalized with FDA Phase 2b study results Phase 2b study results will help finalize patient Double-blind, placebo-controlled, study in population, clinical endpoints and study size for approximately 90 PH-COPD patients Phase 3 Multiple endpoints to be evaluated including: • Activity monitoring • Right ventricular function • Oxygen saturation • Time to clinical worsening Target study start in 2019 • Time to clinical improvement Study initiation timing • Composite efficacy endpoints January 2019 | 22

PH-COPD Market Opportunity in the US Estimated COPD in US prevalence of Prevalence: 27.8 million pulmonary hypertension (PH) Diagnosed: 12.7 million (45.6%) in COPD is 27% • KOL feedback indicates high unmet medical need in PH-COPD • Addressable market estimated to be ~350,000 patients in the US • Multi-billion dollar market opportunity Target US Population PH-COPD on LTOT Overall: 1,200,000 Severe (Stage III/IV COPD): 900,000 Data Monitor COPD Report 2010 LEK Opportunity Assessment January 2019 | 23

Pulmonary Hypertension associated with Sarcoidosis (PH-Sarc) An Orphan Unmet Medical Need Chest x-ray & CT of patient with PH-Sarc Sarcoidosis is characterized by the growth of inflammatory cells (granulomas) most commonly in the lungs or lymphatic tissues Prevalence of sarcoidosis is estimated at 200,000 in the US with up to 30% with associated pulmonary hypertension Patients with associated PH have significantly reduced survival 1 year survival 3 year survival 5 year survival PH-Sarc 84% 74% 59% Sarc 100% 96% 96% January 2019 | 24

INOpulse MoA has the Potential to Provide Benefit to PH-Sarc Patients Inhaled nitric oxide has been shown to improve hemodynamics and exercise capacity in PH-Sarc Acute Hemodynamic Benefit on iNO Parameter % Change Systemic vasodilators exacerbate hypoxic vasoconstriction mPAP -18 ± 4 and cause hypoxemia PVR -31 ± 5 CO 12 ± 4 No approved therapy for treating PH in these patients Chronic Benefit on Exercise Capacity Phase 2 study designed to verify hemodynamic effect of INOpulse in PH-Sarc • Acute dose escalation study with right heart catheterization • Primary endpoint: change in mean PAP, PCWP, cardiac output and PVR • Study to be initiated in 1Q2019 Preston et al., Chest, 2001 January 2019 | 25

INOpulse Intellectual Property Protection Patent Status Expiration Description US/EU: Issued Covers consistent delivery of prescribed dose Method of NO administration Jan 2027 Other Territories: Issued/Pending independent of respiratory rate Covers skipping breaths or modifying pulse volume to Breath Skipping & Pulse Volume Variation US: Issued Sept 2025 ensure consistent dose independent of respiratory rate US/EU: Pending Limits delivery rate of high concentration iNO to prevent Method of Administering High Concentration NO Mar 2033 Other Territories: Pending safety concerns Optimized Pulse Shape US: Pending Oct 2035 Covers key parameters of pulse shape INOpulse Design US: Issued Apr 2028 Covers design of the INOpulse device US: Issued Covers the use tip purge to ensure purity of iNO within Tip Purge Apr 2033 EU/Other Territories: Pending the cannula US/ EU: Issued Covers accurate dose delivery and reduced NO Triple-Lumen Cannula Dec 2033 2 Other Territories: Pending formation US/EU: Issued Index valve May 2029 Ensures other cartridges cannot be used with INOpulse Other Territories: Issued/Pending • Orphan Drug designation for PH-IPF/PH-ILD would provide potential exclusivity for 7 years (US) and 10 years (EU) • Multiple provisional patent applications filed in 2017 and 2018 that can extend patent coverage into 2038 January 2019 | 26

Financial Summary Amount (in millions) Cash and Cash Equivalents and Marketable Securities $20.6(1) Restricted Cash $0.6(1) Debt $0(1) Shares Outstanding 58.7(1) Fully Diluted 97.7(1) 1) Amounts as of September 30, 2018 per Quarterly Report on Form 10-Q filed November 7, 2018 January 2019 | 27

Investment Highlights Established iNO Therapeutic Benefit  Approved for acute treatment of persistent pulmonary hypertension  Positive results from multiple Phase 2 studies support INOpulse MoA and benefit in PH-ILD, PH-COPD and PH- Sarcoidosis Advanced Clinical Stage Product INOpulse technology focused on several unmet and orphan indications, each with multi-billion dollar market potential PH-ILD PH-COPD PH-Sarc Successful Phase 2a study in PH-IPF Successful Phase 2 study completed in Phase 2 study to be initiated in 1Q2019 completed in May 2017 September 2017 Positive results for Phase 2b study in Phase 2b study design finalized in Cohort 1 agreement w/ FDA Remaining Phase 2b Cohorts expected to readout later in 2019 Proprietary INOpulse Technology Strong IP protection on core programs through 2033 and ability to extend coverage into 2038 January 2019 |

Investor Contacts Fabian Tenenbaum Chief Executive Officer BTInvestorRelations@bellerophon.com Brian Ritchie LifeSci Advisors britchie@lifesciadvisors.com 212-915-2578 January 2019 |